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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

        Date of Report (Date of earliest event reported): January 5, 2006

                     GREAT WESTERN LAND AND RECREATION, INC.
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             (Exact name of registrant as specified in its charter)

             NEVADA                      0-18808               13-3530765
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(State or other jurisdiction of    (Commission File No.)  (IRS Employer ID No.)
         incorporation)

       7373 North Scottsdale Road, Suite C-140, Scottsdale, Arizona 85253
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               (Address of principal executive office) (Zip Code)

       Registrant's telephone number, including area code: (480) 949-6007


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[ ] Soliciting material pursuant to rule 14a-12under the Exchange Act (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c)

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                     GREAT WESTERN LAND AND RECREATION, INC.

                                    FORM 8-K

                                 CURRENT REPORT

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On January 5, 2006, Great Western Land and Recreation, Inc. issued a press release announcing its financial results for the fiscal year ended September 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)  The following items are filed as exhibits to this report:

      EXHIBIT
      NUMBER        DESCRIPTION OF EXHIBIT
      -------       ------------------------------------------------------------
      99.1          Press release, dated January 5, 2006, issued by Great
                    Western Land and Recreation, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 5, 2006                          GREAT WESTERN LAND AND RECREATION, INC.


                                         By: /s/ Daniel J. Regan
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                                             Daniel J. Regan,
                                             Chief Financial Officer